FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	1,873,036.43	0.92	5.384	679	87.81
5.501 - 6.000	30	9,219,462.25	4.52	5.875	649	86.44
6.001 - 6.500	96	27,162,402.24	13.33	6.336	637	87.05
6.501 - 7.000	179	46,081,613.05	22.61	6.830	633	89.02
7.001 - 7.500	208	44,495,142.02	21.83	7.321	609	89.37
7.501 - 8.000	217	43,146,324.41	21.17	7.800	600	89.28
8.001 - 8.500	115	20,713,208.12	10.16	8.292	593	89.65
8.501 - 9.000	62	9,074,765.61	4.45	8.766	582	89.97
9.001 - 9.500	13	1,527,112.42	0.75	9.293	574	90.60
9.501 - 10.000	8	507,978.99	0.25	9.767	629	92.40

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Min: 5.200
Max: 9.850
Weighted Average: 7.281

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	1	49,905.62	0.02	8.350	742	87.72
50,000.01 - 100,000.00	58	4,543,344.10	2.23	8.291	624	90.80
100,000.01 - 150,000.00	194	23,875,420.90	11.72	7.872	605	89.29
150,000.01 - 200,000.00	205	35,436,149.83	17.39	7.492	609	89.09
200,000.01 - 250,000.00	158	35,348,940.93	17.34	7.296	614	89.14
250,000.01 - 300,000.00	127	34,891,467.53	17.12	7.160	621	88.70
300,000.01 - 350,000.00	90	29,232,295.65	14.34	6.997	625	89.03
350,000.01 - 400,000.00	60	22,177,596.03	10.88	7.036	615	88.89
400,000.01 - 450,000.00	34	14,464,318.62	7.10	6.861	615	87.78
450,000.01 - 500,000.00	8	3,781,606.33	1.86	6.547	622	84.67

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Min: $49,905.62
Max: $499,500.00
Average: $217,969.03

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	675	141,338,948.50	69.35	7.428	608	88.87
ARM 2/28 - IO	147	38,711,816.00	18.99	6.799	631	89.58
Fixed 30 yr	81	16,480,931.95	8.09	7.267	634	87.50
ARM 3/27	16	3,339,747.63	1.64	7.075	636	89.18
ARM 5/25	7	1,872,153.38	0.92	6.939	645	86.34
ARM 3/27 - IO	7	1,835,450.00	0.90	6.978	632	90.95
Fixed 20 yr	1	162,942.35	0.08	6.100	677	82.83
Fixed 15 yr	1	59,055.73	0.03	9.750	597	85.00

Total:	935	203,801,045.54	100.00	7.281	616	88.89

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	852	187,098,115.51	91.80	7.282	614	89.02
Fixed	83	16,702,930.03	8.20	7.265	635	87.45

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	935	203,801,045.54	100.00	7.281	616	88.89

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	408	88,525,970.17	43.44	7.376	617	89.20
2	466	102,632,362.52	50.36	7.206	613	88.55
3	58	12,218,786.54	6.00	7.209	625	89.31
4	2	364,304.79	0.18	7.430	634	91.83
5	1	59,621.52	0.03	7.750	743	90.00

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	935	203,801,045.54	100.00	7.281	616	88.89

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	261	61,332,266.10	30.09	7.079	604	84.51
85.01 - 90.00	579	123,418,479.36	60.56	7.333	617	89.81
90.01 - 95.00	49	10,665,586.82	5.23	7.316	640	94.80
95.01 - 100.00	46	8,384,713.26	4.11	7.952	646	99.79

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Min: 80.41
Max: 100.00
Weighted Average: 88.89

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	8	2,193,560.14	1.08	8.134	506	84.51
520 - 539	30	5,457,116.76	2.68	7.921	531	84.96
540 - 559	97	20,217,777.97	9.92	7.754	552	87.84
560 - 579	122	25,132,023.26	12.33	7.509	569	88.61
580 - 599	140	29,399,452.57	14.43	7.406	589	88.50
600 - 619	156	34,692,646.16	17.02	7.299	610	89.24
620 - 639	125	29,206,412.67	14.33	7.083	629	89.30
640 - 659	93	21,104,392.63	10.36	7.009	649	89.74
660 - 679	61	14,216,221.27	6.98	7.007	670	90.03
680 - 699	47	10,183,431.34	5.00	6.949	690	89.26
700 - 719	20	4,173,110.84	2.05	6.784	710	89.66
720 - 739	12	2,415,907.12	1.19	6.919	729	89.93
740 - 759	12	2,381,734.70	1.17	6.762	750	88.93
760 - 779	6	1,606,771.71	0.79	6.615	775	87.86
780 - 799	5	1,287,849.09	0.63	6.618	787	92.04
800 - 819	1	132,637.31	0.07	6.500	802	93.01

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Min: 501
Max: 802
NZ Weighted Average: 616

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refi	516	121,510,966.17	59.62	7.119	613	88.43
Purchase	402	78,544,503.92	38.54	7.532	618	89.58
Rate/Term Refi	17	3,745,575.45	1.84	7.247	647	89.16

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	808	173,966,197.60	85.36	7.294	611	88.84
Duplex	56	14,454,556.27	7.09	7.109	643	89.13
Condo	58	11,426,382.56	5.61	7.439	634	89.37
3-4 Family	13	3,953,909.11	1.94	6.865	651	88.60

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	794	168,074,775.45	82.47	7.245	613	89.07
Stated	125	31,596,724.64	15.50	7.506	631	88.23
Limited	16	4,129,545.45	2.03	6.997	614	86.69

Total:	935	203,801,045.54	100.00	7.281	616	88.89

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	828	184,842,912.09	90.70	7.255	612	88.89
Non-Owner Occupied	95	15,894,085.85	7.80	7.616	653	88.82
Second Home	12	3,064,047.60	1.50	7.084	645	88.84

Total:	935	203,801,045.54	100.00	7.281	616	88.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	34	6,005,338.71	2.95	7.593	603	89.16
Arkansas	1	105,262.34	0.05	8.150	597	85.00
California	120	36,173,507.84	17.75	6.859	611	87.97
Colorado	7	1,632,407.72	0.80	7.779	577	88.08
Connecticut	21	4,323,375.61	2.12	7.058	627	88.31
Delaware	4	1,000,057.10	0.49	7.576	622	89.70
District of Columbia	9	2,228,350.98	1.09	7.401	624	88.64
Florida	153	27,984,384.77	13.73	7.590	608	89.13
Georgia	39	5,852,519.43	2.87	7.582	609	89.52
Hawaii	7	1,983,563.36	0.97	6.662	621	87.13
Idaho	5	461,864.19	0.23	8.086	589	90.93
Illinois	83	16,307,131.49	8.00	7.370	623	89.65
Indiana	1	114,427.28	0.06	6.340	744	85.00
Iowa	1	101,452.56	0.05	7.300	696	90.00
Kentucky	3	368,529.67	0.18	7.390	596	87.94
Maine	3	814,534.94	0.40	7.761	585	88.77
Maryland	59	14,321,152.44	7.03	7.255	601	88.06
Massachusetts	19	5,678,756.04	2.79	6.766	638	87.08
Michigan	21	3,002,398.18	1.47	7.551	619	89.31
Minnesota	22	4,261,247.98	2.09	7.375	613	88.44
Missouri	8	1,006,427.52	0.49	8.402	581	90.72
Montana	1	341,128.58	0.17	7.400	557	90.00
Nevada	20	4,601,904.84	2.26	7.196	633	90.07
New Hampshire	8	1,600,336.46	0.79	7.340	603	88.26
New Jersey	81	20,376,274.73	10.00	7.294	626	88.94
New Mexico	1	327,990.99	0.16	7.300	618	90.00
New York	53	14,672,588.07	7.20	7.025	633	89.27
North Carolina	12	1,663,337.56	0.82	7.941	579	88.00
Ohio	8	1,277,867.02	0.63	7.789	608	92.69
Oklahoma	1	136,863.25	0.07	9.450	620	100.00
Oregon	5	936,826.86	0.46	7.362	597	89.12
Pennsylvania	12	2,090,034.79	1.03	7.559	622	88.22
Rhode Island	8	1,752,078.05	0.86	7.085	638	88.28
South Carolina	4	494,848.27	0.24	7.829	579	90.03
Tennessee	3	683,036.48	0.34	7.292	628	90.00
Texas	21	2,729,457.17	1.34	8.232	582	89.94
Utah	3	558,550.72	0.27	6.464	633	90.00
Virginia	34	8,387,300.31	4.12	7.236	626	90.69
Washington	20	4,050,592.76	1.99	7.475	613	88.68
West Virginia	2	398,517.62	0.20	8.005	615	93.77
Wisconsin	18	2,994,820.86	1.47	7.530	625	89.44

Total:	935	203,801,045.54	100.00	7.281	616	88.89

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	214	47,196,595.74	23.16	7.375	624	88.95
12	132	30,260,856.39	14.85	7.248	626	88.67
24	489	106,059,432.63	52.04	7.301	607	89.01
36	100	20,284,160.78	9.95	7.008	624	88.42

Total:	935	203,801,045.54	100.00	7.281	616	88.89

Loans with Penalty: 76.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	2	542,248.91	0.29	5.218	618	90.00
4.501 - 5.000	16	4,783,447.43	2.56	5.661	668	87.44
5.001 - 5.500	63	18,012,278.34	9.63	6.179	639	87.16
5.501 - 6.000	129	35,597,471.39	19.03	6.656	631	88.38
6.001 - 6.500	195	44,152,320.56	23.60	7.149	618	89.23
6.501 - 7.000	447	84,010,348.88	44.90	7.960	596	89.65

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 4.323
Max: 6.990
Weighted Average (>0): 6.287

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	7	1,873,036.43	1.00	5.384	679	87.81
11.501 - 12.000	24	7,402,606.28	3.96	5.847	646	86.78
12.001 - 12.500	86	24,570,139.03	13.13	6.327	635	87.23
12.501 - 13.000	157	41,184,640.50	22.01	6.832	630	89.27
13.001 - 13.500	202	43,665,166.37	23.34	7.319	609	89.36
13.501 - 14.000	200	39,771,921.43	21.26	7.801	598	89.38
14.001 - 14.500	108	19,639,202.49	10.50	8.286	591	89.69
14.501 - 15.000	54	7,543,752.74	4.03	8.758	583	89.77
15.001 - 15.500	9	1,135,298.61	0.61	9.315	569	90.81
15.501 - 16.000	5	312,351.63	0.17	9.809	615	94.85

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 11.200
Max: 15.850
Weighted Average (>0): 13.282

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	1,873,036.43	1.00	5.384	679	87.81
5.501 - 6.000	24	7,402,606.28	3.96	5.847	646	86.78
6.001 - 6.500	86	24,570,139.03	13.13	6.327	635	87.23
6.501 - 7.000	157	41,184,640.50	22.01	6.832	630	89.27
7.001 - 7.500	202	43,665,166.37	23.34	7.319	609	89.36
7.501 - 8.000	201	39,831,542.95	21.29	7.800	598	89.38
8.001 - 8.500	108	19,639,202.49	10.50	8.286	591	89.69
8.501 - 9.000	53	7,484,131.22	4.00	8.766	581	89.77
9.001 - 9.500	9	1,135,298.61	0.61	9.315	569	90.81
9.501 - 10.000	5	312,351.63	0.17	9.809	615	94.85

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 5.200
Max: 9.850
Weighted Average (>0): 7.282

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	851	187,038,493.99	99.97	7.282	614	89.02
3.000	1	59,621.52	0.03	7.750	743	90.00

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	852	187,098,115.51	100.00	7.282	614	89.02

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	1	59,621.52	0.03	7.750	743	90.00
20	2	364,304.79	0.19	7.430	634	91.83
21	46	10,010,261.94	5.35	7.222	625	89.50
22	406	89,296,102.18	47.73	7.224	610	88.76
23	367	80,320,474.07	42.93	7.377	614	89.24
33	2	566,759.28	0.30	7.384	598	91.17
34	12	2,791,876.94	1.49	6.989	623	89.22
35	9	1,816,561.41	0.97	7.013	663	90.29
58	4	1,120,647.11	0.60	6.889	620	86.13
59	3	751,506.27	0.40	7.015	682	86.67

Total:	852	187,098,115.51	100.00	7.282	614	89.02

Min: 19
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.